Consolidated Statements of Operations - 10-K - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Private GRI
Operating expenses:
Research and development	$ 242	$ 249
General and administrative	1,997	813
Total operating expenses	2,239	1,062
Loss from operations	(2,239)	(1,062)
Interest income (expense), net	(653)	(547)
Net loss	$ (3,217)	$ (1,559)
Net loss per share of common stock, basic (in usd per share)	$ (0.13)	$ (0.07)
Net loss per share of common stock, diluted (in usd per share)	$ (0.13)	$ (0.07)
Weighted-average common shares outstanding, basic (in shares)	24,135,215	23,885,088
Weighted-average common shares outstanding, diluted (in shares)	24,135,215	23,885,088
Private GRI | Paycheck Protection Program loan
Operating expenses:
Gain (loss) on extinguishment of loan/notes	$ 0	$ 50
Private GRI | Convertible promissory notes
Operating expenses:
Gain (loss) on extinguishment of loan/notes	$ (325)	$ 0